===============================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: June 16, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 7.01 REGULATION FD DISCLOSURE

     Additional information with respect to the Company's Contract Status Summary at June 16, 2005 is attached hereto as Exhibits 99.2, which is being furnished in accordance with rule 101 (e) (1) under Regulation FD and should not be deemed to be filed.

ITEM 8.01 OTHER EVENTS

     On June 16, 2005, the Company announced that the SEAHAWK, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, will undergo certain life enhancing upgrades upon completion of its current contractual commitment offshore Malaysia, which is currently estimated to be in March 2006. These upgrades will be performed at a shipyard in or around Singapore and will include deck expansion and strengthening, refurbishment of accommodations, additions of hull sponsons, steel replacement and certain other structural improvements. These various life enhancing upgrades are estimated to cost around $15 million and are being planned to utilize the time that will be available while preparing the rig for its two-year firm contract offshore Equatorial Guinea, which, after mobilization from Southeast Asia, is estimated to commence in August 2006.

     The ATWOOD EAGLE is currently drilling the fourth (4) well of a now ten-well (10) program for Woodside Energy, Ltd., after Woodside exercised its option to drill three (3) additional wells. The drilling of the original seven-well program is expected to extend into September 2005. The drilling of the three (3) addition wells could occur before or after BHP Billiton Petroleum drills its first commitment of one to two wells, with each well taking approximately 30 days to complete. The dayrate for the original seven-well program range from $89,000 to $109,000 depending upon water depth of each well; while, the dayrate for the three additional wells will range from $160,000 to $180,000 depending upon water depth of each well.

     The ATWOOD BEACON continues to work under its drilling program for Hoang Long in Vietnam which now includes the drilling of four (4) firm wells, after the exercise of the first of three option wells. The drilling of the now four
(4) firm wells is expected to take until October/November 2005 to complete. If the two (2) remaining option wells are drilled, the contract could extend into January/February 2006. The dayrate, net of tax reimbursement, for the first three wells is $62,000, with the fourth well and any other option wells drilled having a net dayrate of $77,000.

     The ATWOOD SOUTHERN CROSS has completed its contract with Daewoo offshore Myanmar and is being demobilized to Singapore to prepare for its relocation to the Mediterranean Sea for its next drilling program of three (3) firm wells plus one (1) option well.

     A copy of the press release announcing the SEAHAWK upgrade, the options exercised under the ATWOOD EAGLE and ATWOOD BEACON contracts and the current status of the ATWOOD SOUTHERN CROSS work is filed with the Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated June 16, 2005

EX-99.2  Contract Status Summary at June 16, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ATWOOD OCEANICS, INC.
                              (Registrant)



                              /s/ James M. Holland
                              James M. Holland
                              Senior Vice President

                              DATE: June 16, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION


EX - 99.1     Press Release dated June 16, 2005

EX - 99.2     Contract Status Summary at June 16, 2005

                                                              EXHIBIT EX. - 99.1

                ATWOOD OCEANICS ANNOUNCES UPGRADE OF SEAHAWK AND
         EXERCISE OF OPTIONS ON ATWOOD EAGLE AND ATWOOD BEACON CONTRACTS

Houston, Texas
16 June 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that the SEAHAWK, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, will undergo certain life enhancing upgrades upon completion of its current contractual commitment offshore Malaysia, which is currently estimated to be in March 2006. These upgrades will be performed at a shipyard in or around Singapore and will include deck expansion and strengthening, refurbishment of accommodations, additions of hull sponsons, steel replacement and certain other structural improvements. These various life enhancing upgrades are estimated to cost around $15 million and are being planned to utilize the time that will be available while preparing the rig for its two-year firm contract offshore Equatorial Guinea, which, after mobilization from Southeast Asia, is estimated to commence in August 2006.

     The ATWOOD EAGLE is currently drilling the fourth (4) well of a now ten-well (10) program for Woodside Energy, Ltd., after Woodside exercised its option to drill three (3) additional wells. The drilling of the original seven-well program is expected to extend into September 2005. The drilling of the three (3) addition wells could occur before or after BHP Billiton Petroleum drills its first commitment of one to two wells, with each well taking approximately 30 days to complete. The dayrate for the original seven-well program range from $89,000 to $109,000 depending upon water depth of each well; while, the dayrate for the three additional wells will range from $160,000 to $180,000 depending upon water depth of each well.

     The ATWOOD BEACON continues to work under its drilling program for Hoang Long in Vietnam which now includes the drilling of four (4) firm wells, after the exercise of the first of three option wells. The drilling of the now four
(4) firm wells is expected to take until October/November 2005 to complete. If the two (2) remaining option wells are drilled, the contract could extend into January/February 2006. The dayrate, net of tax reimbursement, for the first three wells is $62,000, with the fourth well and any other option wells drilled having a net dayrate of $77,000.

     The ATWOOD SOUTHERN CROSS has completed its contract with Daewoo offshore Myanmar and is being demobilized to Singapore to prepare for its relocation to the Mediterranean Sea for its next drilling program of three (3) firm wells plus one (1) option well.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.

                                                         Contact:  Jim Holland
                                                                (281) 749-7804



                                                                                                                   EXHIBIT 99.2
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                           AT JUNE 16, 2005



                                                           - 10 -

NAME OF RIG             LOCATION             CUSTOMER                   CONTRACT STATUS
-----------             --------             ----------                 -----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig is currently working under a two-firm well
                                             CO. LTD.                   program for Japan Energy Development Co., Ltd.  The
                                                                        drilling of these two wells is estimated to take until
                                                                        September/October 2005 to complete.  Upon the
                                                                        completion of the Japan Energy contract, the rig will
                                                                        return to Malaysia to drill seven (7) firm wells with
                                                                        options for six (6) additional wells for Sarawak
                                                                        Shell.  The drilling of the seven (7) firm wells is
                                                                        expected to take approximately nine months to
                                                                        complete, and if all option wells are drilled, the
                                                                        contract could extend another seven to eight months.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           The rig continues to work under its sixteen (16) wells
                                             ("BURULLUS")               drilling program for Burullus, which is expected to
                                                                        take until September 2005 to complete.  Immediately
                                                                        upon completion of the current drilling program, the
                                                                        rig will commence an estimated 30-days equipment
                                                                        upgrade period to enable the rig to have the
                                                                        capability of drilling high pressure wells (15,000
                                                                        P.S.I.).  Upon completion of the upgrade, the rig will
                                                                        commence drilling two (2) firm wells for Burullus off
                                                                        the cost of Egypt, which is expected to take 270 days
                                                                        to complete.

ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig is currently drilling the fourth well of now a
                                             ("WOODSIDE")               ten-well (10) program, after Woodside exercised its
                                                                        option to drill three (3) additional wells.  The
                                                                        drilling of Woodside original seven-well program is
                                                                        expected to take until September 2005 to complete.
                                                                        The drilling of the three (3) additional wells could
                                                                        occur before or after BHP Billiton Petroleum drills
                                                                        its first commitment of one to two wells, with each
                                                                        well taking approximately 30 days to complete.  The
                                                                        first BHP drilling program includes one (1) firm well
                                                                        (expected to take 30 days to complete) with an option
                                                                        to drill one (1) additional well.  The rig has been
                                                                        awarded a second contract by BHP to drill eight (8)
                                                                        firm wells with options for four (4) additional wells
                                                                        off the Northwest coast of Australia.  The drilling of
                                                                        the eight (8) firm wells is estimated to take
                                                                        approximately ten (10) months to complete and if all
                                                                        four (4) option wells are drilled the contract could
                                                                        extend an additional three (3) to four (4) months.  If
                                                                        all of the option wells are drilled, the combined
                                                                        Woodside and BHP drilling programs could extend into
                                                                        2007.


                                      -8-




SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD /     The rig is currently working offshore Malaysia for
                                             SABAH SHELL PETROLEUM      Shell under a contract that should extend until the
                                             COMPANY LIMITED ("SHELL")  rig commences preparation for its contract commitment in 2006 for Amerada Hess Equatorial Guinea, Inc.
                                                                        ("Hess").  The Hess contract is for a firm period of
                                                                        730 days with four options of 180 days each.


ATWOOD SOUTHERN CROSS     ENROUTE TO         BG INTERNATIONAL LIMITED   The rig has completed its contract with Daewoo and is
                          SINGAPORE TO                                  currently being demobilized to Singapore to prepare
                          PREPARE FOR        ISRAMCO                    for its relocation to the Mediterranean Sea.  The rig
                          RELOCATION TO                                 is expected to arrive in the Eastern Mediterranean Sea
                          MEDITERRAN-EAN     ENI SpA AGIP EXPLORATION   in August 2005 and will drill one well each for BG
                          SEA                & PRODUCTION DIVISION      International Limited and Isramco, which is expected
                                                                        to take 75 to 90 days to complete.  Upon completing
                                                                        the drilling of these two wells, the rig will enter a
                                                                        shipyard for approximately 30 days for required
                                                                        inspections, Italian certifications and equipment
                                                                        upgrades prior to drilling one firm well for ENI SpA
                                                                        AGIP Exploration Productions ("ENI") offshore Italy,
                                                                        with ENI having an option to drill one additional well.


SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2004, the rig commenced drilling under a
                                            PRODUCTION MALAYSIA INC.    seventeen month program for EMEPMI.  EMEPMI retains
                                            ("EMEPMI")                  its right to terminate the contract by providing 120
                                                                        days notice.


ATWOOD BEACON             VIETNAM           HOANG LONG AND HOAN VU      The rig is currently working under a drilling program
                                            JOINT OPERATING COMPANIES   for Hoang Long which now includes the drilling of four
                                            ("HOANG LONG")              (4) firm wells after the exercise of the first of
                                                                        three option wells.  The drilling of the now four (4)
                                                                        firm wells is expected to take until October/November
                                                                        2005 to complete and if the two (2) remaining option
                                                                        wells are drilled, the contract could extend into
                                                                        January/February 2006.

SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      HELIS OIL & GAS COMPANY    The rig is currently drilling the eighth well under
                          GULF OF MEXICO     ("HELIS")                  the Helis contract.  Upon completion of this well, the
                                                                        rig will have two (2) firm wells to drill for Helis,
                                                                        with Helis having one (1) option to drill up to four
                                                                        (4) additional wells. The drilling of the current firm
                                                                        wells is expected to take around September 2005 to
                                                                        complete and if the option wells are drilled, the
                                                                        contract could extend to late 2005 or early 2006.

                                      -9-




MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       These are client-owned rigs.  The NORTH RANKIN 'A' rig
RANKIN 'A'                                                              is presently being refurbished and prepared for an
                                                                        approximately one-year drilling program estimated to
                                                                        commence around March 2006. There is currently an
                                                                        indefinite planned break in drilling activity for
                                                                        GOODWYN 'A' rig.  The Company is involved in minimal
                                                                        maintenance of these two rigs for future drilling
                                                                        programs.

                                      -10-